Exhibit 99.1

Livent Corporation
2929 Walnut Street
Philadelphia, PA 19104
USA

215.299.6000
Livent.com

News Release
For Release: Immediate

Media Contact: Juan Carlos Cruz +1.215.299.6170
juan.carlos.cruz@livent.com
Investor Contact: Rasmus Gerdeman +1.215.299.5924
rasmus.gerdeman@livent.com

Livent Corporation Announces Completion of Separation from FMC Corporation

PHILADELPHIA, March 1, 2019 - Livent Corporation (NYSE: LTHM) today announced that FMC Corporation (“FMC”) (NYSE: FMC) has completed its previously announced distribution of 123,000,000 shares of common stock of Livent as a pro rata dividend on shares of FMC common stock outstanding as of 5:00 p.m. EST on the record date of February 25, 2019.
Based on the shares of FMC common stock outstanding as of February 25, 2019, the record date for the distribution, each share of FMC common stock will receive 0.935301 shares of Livent common stock in the distribution.

About Livent
For more than six decades, Livent has partnered with its customers to safely and sustainably use lithium to power the world. Livent is one of only a small number of companies with the capability, reputation, and know-how to produce high-quality finished lithium compounds that are helping meet the growing demand for lithium. The company has one of the broadest product portfolios in the industry, powering demand for green energy, modern mobility, the mobile economy, and specialized innovations, including light alloys and lubricants. Livent employs approximately 800 people throughout the world and operates manufacturing sites in the United States, England, India, China and Argentina. For more information, visit Livent.com.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this news release are forward-looking statements.  In some cases, you can identify these statements by forward-looking words such as "may," "might," "will," "should," "expects," “intends,” "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue," the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, our anticipated growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including a decline in the growth in demand for electric vehicles; adverse global economic conditions; the success of our research and

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development efforts; volatility in the price for performance lithium compounds; risks relating to our planned production expansion and related capital expenditures; the potential development and adoption of battery technologies that do not rely on performance lithium compounds as an input; risks inherent in international operations and sales, including political, financial and operational risks specific to Argentina and other countries where we have active operations, including China; customer concentration and the possible loss of, or significant reduction in orders from, large customers; failure to satisfy customer quality standards; fluctuations in the price of energy and certain raw materials; failure to achieve the expected benefits of our separation from FMC as well as the other factors described under the caption entitled "Risk Factors" in our 2018 Form 10-K filed with the Securities and Exchange Commission on February 28, 2019. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. We are under no duty to update any of these forward-looking statements after the date of this news release to conform our prior statements to actual results or revised expectations.

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